Exhibit 99.1

Trump Media & Technology Group Corp. and Digital World Acquisition Corp. Announce $1 Billion “PIPE” Investment in Committed Capital to Fund Business

December 04, 2021 12:35 ET | Source: Trump Media & Technology Group

PALM BEACH, Fla., Dec. 04, 2021 (GLOBE NEWSWIRE) — Trump Media & Technology Group Corp. (“TMTG”) and Digital World Acquisition Corp. (Nasdaq: DWAC), today announced that Digital World Acquisition Corp. (“DWAC”) has entered into subscription agreements for $1 billion in committed capital to be received upon consummation of their business combination (the “PIPE”) from a diverse group of institutional investors.

President Donald J. Trump, Chairman of TMTG, stated, “$1 billion sends an important message to Big Tech that censorship and political discrimination must end. America is ready for TRUTH Social, a platform that will not discriminate on the basis of political ideology. As our balance sheet expands, TMTG will be in a stronger position to fight back against the tyranny of Big Tech.”

Patrick Orlando, Chairman and CEO of Digital World Acquisition Corp., commented, “Our focus on delivering public shareholder value drives our decision-making and by accepting these commitments for a strategic infusion of growth capital, we believe the combined company can grow on an incredibly strong foundation. The liquidity that will be provided to the combined company balance sheet, in excess of the up to $293 million (less expenses) that DWAC may provide, should fortify the strategic positioning of TMTG. I am confident that TMTG can effectively deploy this capital to accelerate and strengthen the execution of its business, including by continuing to attract top talent, hire top technology providers, and roll out significant advertising and business development campaigns.”

Together, the transaction will provide estimated proceeds of approximately $1.25 billion (after deducting estimated deal expenses), assuming full delivery of the amount of cash held in trust by DWAC, to be used to fund operations of the combined entity. The per-share conversion price of the fully committed convertible preferred stock PIPE transaction represents a 20% discount to DWAC’s volume-weighted average closing price (“VWAP”) for the five trading days prior to and including December 1, 2021, subject to downward adjustment. If the VWAP of the combined entity for the 10 trading days after the closing of the business combination (“Closing VWAP”) is at or above $56, no downward adjustment will occur. If the Closing VWAP is below $56, then the conversion price shall be adjusted to the greater of a 40% discount to the Closing VWAP and the floor price of $10.00. The PIPE financing is subject to customary closing conditions, including stockholder and regulatory approval, and is expected to close upon or shortly after the consummation of the business combination.

Exclusive Placement Agent

EF Hutton, division of Benchmark Investments, LLC, is serving as exclusive placement agent and capital markets advisor to DWAC.

Trump Media & Technology Group Corp.

Trump Media & Technology Group Corp. is a social media and technology company. TRUTH Social, TMTG’s forthcoming social media platform, will provide an outlet that encourages open global conversation without discrimination on the basis of political ideology. TMTG+, the company’s subscription-based video streaming service, is expected to include access to non-woke entertainment, news, documentaries, podcasts and more. To learn more, please visit www.tmtgcorp.com.

About Digital World Acquisition Corp. (NASDAQ: DWAC)

Digital World Acquisition Corp. completed its initial public offering in September 2021, raising approximately $293 million in cash proceeds for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. DWAC’s strategy is to identify and complete business combinations with technology-focused, market leading companies.

Proposed Business Combination

DWAC announced a definitive merger agreement with TMTG on October 20, 2021. Upon a successful merger completion, DWAC shareholders will become shareholders in the public company, TMTG. For more information on DWAC, please visit www.dwacspac.com. Additional information about the proposed business combination, including a copy of the merger agreement, is available in a Current Report on Form 8-K filed by DWAC with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov.

Participants in the Proposed Business Combination Solicitation

DWAC, TMTG and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the Company’s directors and officers in the Company’s filings with the SEC, including the registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC, and such information with respect to TMTG’s directors and executive officers will also be included in the Registration Statement.

Forward Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed PIPE and the proposed business combination between TMTG and the Company, including without limitation statements regarding the anticipated benefits of the PIPE and the business combination, the anticipated timing of the PIPE and the business combination, the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impact of the PIPE and the business combination, the satisfaction of closing conditions to the PIPE and the business combination, the level of redemptions of the Company’s public stockholders, the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the PIPE or the business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the PIPE or the business combination, including the approval of the PIPE and the merger agreement by the stockholders of the Company; (iv) the potential lack of a third-party fairness opinion in determining whether or not to pursue the proposed business combination; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (vi) the failure to achieve the minimum amount of cash available following any redemptions by Company stockholders; (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions; (viii) the effect of the announcement or pendency of the PIPE or the business combination on TMTG’s business relationships, operating results, and business generally; (ix) risks that the proposed business combination disrupts current plans and operations of TMTG; (x) the outcome of any legal proceedings that may be instituted against TMTG or against the Company related to the PIPE, the merger agreement or the proposed business combination; (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the merger agreement or the business combination and the impact they may have on consummating the transactions; (xii) changes in the digital advertising markets in which TMTG competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (xiii) changes in domestic and global general economic conditions; (xiv) the risk that TMTG may not be able to execute its growth strategies; (xv) risks related to the ongoing COVID-19 pandemic and response; (xvi) the risk that TMTG may not be able to develop and maintain effective internal controls; (xvii) the costs related to the PIPE and the business combination and the failure to realize anticipated benefits of the business combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; and (xviii) those factors discussed in the Company’s filings with the SEC and that that will be contained in the Registration Statement relating to the proposed business combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement and other documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while TMTG and the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of TMTG or the Company gives any assurance that TMTG or the Company, or the combined company, will achieve its expectations.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed PIPE and the proposed business combination, the Company intends to file with the SEC a Form 8-K and the Registration Statement, which will include a preliminary proxy statement/prospectus and a proxy statement/prospectus. The Company’s stockholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about the Company, TMTG, the merger agreement and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Digital World Acquisition Corp., 78 SW 7th Street, Miami, FL 33130.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Investor Relations Contact:

MZ Group – North America

investorrelations@tmtgcorp.com

Media Contacts:

press@tmtgcorp.com

media@dwacspac.com